Exhibit 10.1

ASSIGNMENT AND AMENDMENT

ASSIGNMENT AND AMENDMENT, dated as of December 23, 2013 (this “Amendment”), among Chrysler Group LLC, a Delaware limited liability company (the “Company”), the financial institutions and other entities party hereto and identified in the Funding Memorandum (referred to below) as Continuing Lenders (the “Continuing Lenders”), and Citibank, N.A., as administrative agent (the “Administrative Agent”), under the Amended and Restated Credit Agreement, dated as of June 21, 2013 (the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), among the Company, certain subsidiaries of the Company, as borrowing subsidiaries, the financial institutions and other entities party thereto, in their respective capacities as parties to the Credit Agreement, the Administrative Agent and Citibank, N.A., as collateral agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company has requested, and the Continuing Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended as provided herein effective upon satisfaction of the conditions set forth in Section 10.

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. The following terms shall have the meanings assigned to them below:

(a) “Additional Lenders” shall mean the Continuing Lenders that are not Original Lenders.

(b) “Amendment Effective Date” shall have the meaning set forth in Section 10 hereto.

(c) “Assigning Lenders” shall mean the Departing Lenders and each Continuing Lender whose Tranche B Term Loan Exposure as of the Amendment Effective Date will be less than its Tranche B Term Loan Exposure immediately prior to the Amendment Effective Date as a result of this Amendment and the transactions provided for herein.

(d) “Departing Lenders” shall mean the Original Lenders that are not Continuing Lenders.

(e) “Increasing Lenders” shall mean the Additional Lenders and each Continuing Lender whose Tranche B Term Loan Exposure as of the Amendment Effective Date will be greater than its Tranche B Term Loan Exposure immediately prior to the Amendment Effective Date as a result of this Amendment and the transactions provided for herein.

(f) “Original Lenders” shall mean the Term Lenders party to the Credit Agreement immediately prior to the Amendment Effective Date.

2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date and immediately following the effectiveness of the assignments and prepayments provided for in Section 6 (subject to the satisfaction of the conditions set forth in Section 10 below), as follows:

(a) Amendments to Section 1.1 of the Credit Agreement (Definitions).

(i) The definition of “Adjusted Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the number “1.00%” and replacing it with the number “0.75%”.

(ii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the number “2.25%” and replacing it with the number “1.75%” and by deleting the number “3.25%” and replacing it with the number “2.75%”.

(iii) The definition of “Base Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the number “2.00%” and replacing it with the number “1.75%”.

(iv) The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the correct alphabetical order:

““First Amendment to Amended and Restated Credit Agreement” means the Assignment and Amendment, dated as of December 23, 2013, among the Company, the Lenders party thereto and the Administrative Agent, under this Agreement.”

““First Amendment to Amended and Restated Credit Agreement Effective Date” means the effective date of the First Amendment to Amended and Restated Credit Agreement, which date is December 23, 2013.”

(b) Amendment to Section 2.12(c) of the Credit Agreement (Tranche B Term Loan Call Protection). Section 2.12(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Tranche B Term Loan Call Protection. In the event that all or any portion of the Tranche B Term Borrowings are (i) prepaid with the proceeds of any Indebtedness (including any new or additional Term

Loans under this Agreement) that is broadly marketed or syndicated to banks, financial institutions or other investors and has a Weighted Average Yield that is less than the Weighted Average Yield for such Tranche B Term Loans as of the date of such prepayment or (ii) repriced (or effectively refinanced) through any amendment of this Agreement that reduces the Weighted Average Yield of such Tranche B Term Loans below the Weighted Average Yield of such Tranche B Term Loans immediately prior to giving effect to such amendment, any such prepayment, repricing or refinancing that occurs on or prior to the six-month anniversary of the First Amendment to Amended and Restated Credit Agreement Effective Date shall be accompanied by a prepayment fee equal to 1.0% of the aggregate principal amount of such prepayment or the aggregate principal amount subject to such repricing or refinancing.”

3. Limited Effect of Amendments. Except as expressly provided hereby, all of the terms and conditions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect (including the guarantee, security and indemnity obligations of the Credit Parties under the Credit Documents) and are hereby ratified and affirmed in all respects. The amendments, consents and waivers contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or any other Credit Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Company that would require the waiver or consent of the Lenders or the Continuing Lenders. This Amendment shall constitute a Credit Document for all purposes under the Amended Credit Agreement and the other Credit Documents.

4. No Interest Due. No interest payment shall be due and payable by the Company on the Amendment Effective Date, and any interest on any Loan accrued and outstanding as of the Amendment Effective Date shall be payable in accordance with Section 2.7(d) of the Credit Agreement. Notwithstanding anything to the contrary in the Credit Agreement, each Interest Period in effect with respect to any Eurodollar Rate Loan outstanding immediately prior to the Amendment Effective Date will continue unaffected on and after the Amendment Effective Date.

5. Funding Memorandum. On or prior to the Amendment Effective Date, the Administrative Agent and the Company will prepare and agree upon a funding memorandum (the “Funding Memorandum”) setting forth (i) the respective amounts of the Tranche B Term Loans under the Credit Agreement that are held on the Amendment Effective Date by the Continuing Lenders and that will continue to be held by such Continuing Lenders (such Tranche B Term Loans being called the “Retained Loans”), (ii) the respective amounts of the Tranche B Term Loans under the Credit Agreement that will be assigned on the Amendment Effective Date pursuant to Section 6(a) by the Assigning Lenders (such Tranche B Term Loans being called the “Assigned Loans”), (iii) the respective amounts of the Assigned Loans that will be purchased on the Amendment Effective Date pursuant to Section 6(a) by the Increasing Lenders and (iv) the respective amounts to be paid and received by the parties hereto on the

Amendment Effective Date pursuant to Section 8. The amounts of the Assigned Loans under the Credit Agreement that are to be assigned by each Assigning Lender and purchased by each Increasing Lender, as set forth in the Funding Memorandum, will be such that, after giving effect to such assignments and purchases, the Tranche B Term Loans to be outstanding under the Amended Credit Agreement will be held by the Continuing Lenders in the respective amounts set forth in the Funding Memorandum.

6. Assignment and Purchase; Additional Loans.

(a) Subject to the conditions set forth in Section 10, effective on the Amendment Effective Date, (i) each Assigning Lender hereby sells, assigns and transfers to the Increasing Lenders, without recourse, representation or warranty (other than as expressly set forth below in this paragraph), all its Assigned Loans and all its related rights and interests under the Credit Agreement, and (ii) each Increasing Lender hereby purchases, assumes and accepts from the Assigning Lenders the Assigned Loans to be purchased by it and all such related rights and interests. The parties hereto acknowledge that each Increasing Lender is purchasing and assuming its Assigned Loans ratably from each Assigning Lender assigning Tranche B Term Loans and that each Assigning Lender is assigning its Assigned Loans ratably to each Increasing Lender purchasing and assuming Tranche B Term Loans, as set forth in the Funding Memorandum. Each Assigning Lender represents to each Increasing Lender that it owns the Tranche B Term Loans and related interests being assigned by it hereunder free and clear of any Liens and that it has the power and all requisite authority to effect the assignments provided for herein. Each Increasing Lender represents and warrants that it is an Eligible Assignee under the Credit Agreement.

(b) Each Additional Lender acknowledges and agrees that upon its execution of this Amendment and the purchase and assumption of its Assigned Loans such Additional Lender shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Credit Documents, and shall be subject to and bound by the terms thereof, and shall perform all of the obligations of and shall have all rights of a “Lender” thereunder.

7. Consents and Releases. The Company hereby consents and agrees to the transactions contemplated by Sections 5 and 6 and hereby releases, effective on the Amendment Effective Date, the Departing Lenders from all their obligations under the Credit Agreement. The Continuing Lenders and the Company agree that, on the Amendment Effective Date, the obligations of the Company, the Administrative Agent and the Continuing Lenders shall, except as expressly set forth herein, be limited to those set forth in the Amended Credit Agreement.

8. Payments. (a) Subject to the conditions set forth in Section 10 hereof, on the Amendment Effective Date:

(i) each Increasing Lender shall pay to the Administrative Agent, in accordance with Section 2.22 of the Credit Agreement, (A) amounts equal to the outstanding principal amounts of the Assigned Loans to be purchased by such Increasing Lender, as set forth in the Funding Memorandum and (B) any accrued interest thereon (the obligations of the Increasing Lenders under this clause (i) being several and not joint); and

(ii) the Administrative Agent shall pay to the Assigning Lenders, from the funds received by it pursuant to clause (i) above, the aggregate outstanding principal amounts of the Assigned Loans of such Assigning Lenders outstanding on the Amendment Effective Date and any accrued interest thereon.

(b) The Company agrees to pay to each Departing Lender any breakage costs that may result from an assignment pursuant to Section 6 as provided in Section 2.17(c) of the Credit Agreement.

(c) The parties hereto agree that in the event of a default by any Lender in the payment of amounts due under this Section, the provisions of Section 2.21 of the Credit Agreement will apply mutatis mutandis.

9. No Novation. This Amendment shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding as modified hereby.

10. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which all of the following conditions have been satisfied or waived:

(a) Amendment. The Administrative Agent shall have received counterparts of this Amendment, executed and delivered by a duly authorized officer of the Company and the Continuing Lenders.

(b) Consent of Majority in Interest of Term Lenders. The Continuing Lenders shall constitute a Majority in Interest of the Term Lenders immediately prior to giving effect to this Amendment.

(c) Acknowledgment and Consent. The Continuing Lenders shall have received an Acknowledgment and Consent (the “Acknowledgment and Consent”), substantially in the form of Exhibit A hereto, duly executed and delivered by each Subsidiary Guarantor, as a Guarantor and as a Grantor, and by Chrysler Investment Holdings LLC, as a Grantor.

(d) Fees and Expenses. (i) Morgan Stanley Senior Funding, Inc. shall have received from the Company, for distribution to the Arrangers, the amounts as shall have been separately agreed upon in writing between the Arrangers and the Company in respect of this Amendment and (ii) the Company shall have paid all other fees and amounts due and payable by the Company in connection with this Amendment on or prior to the Amendment Effective Date, including the reimbursement or payment of all actual costs and reasonable expenses (including the reasonable fees, expenses and charges of Cravath, Swaine & Moore LLP) incurred by the Agents and the Arrangers in connection with this Amendment. For the avoidance of doubt, the Company shall have no obligation to pay any prepayment fees to the Term Lenders or any other party under Section 2.12 of the Credit Agreement or of the Amended Credit Agreement in connection with the transactions contemplated to occur on the Amendment Effective Date.

(e) The Administrative Agent and the Arrangers shall have received an officer’s certificate of a Responsible Officer, certifying that (i) the representations and warranties of the Company and each other Credit Party set forth in the Credit Documents are true and correct (A) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (B) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is so true and correct on and as of such earlier date, and (ii) as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(f) At least three days prior to the Amendment Effective Date, the Additional Lenders shall have received all documentation and other information that is required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the PATRIOT Act, and that has been requested in writing by the Administrative Agent on behalf of any Additional Lender at least five Business Days prior to the Amendment Effective Date.

11. Post-Closing Deliverables. Within 90 days after the Amendment Effective Date (or such later date as shall be reasonably acceptable to the Administrative Agent), the Company shall deliver or cause to be delivered to the Collateral Agent each of the items described on Exhibit B attached hereto (the “Post-Closing Deliverables”). If any Post-Closing Deliverable with respect to the Equity Interests in any Foreign Pledgee is not received and satisfied within such 90-day period, the Borrowing Base will be reduced by the Eligible Value of the Equity Interests in such Foreign Pledgee.

12. Company Representations and Warranties. The Company hereby represents and warrants to each Agent and each Continuing Lender that (a) the Company has the power and authority, and the legal right, to execute, deliver and perform this Amendment; (b) the Company has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment; (c) this Amendment has been duly executed and delivered on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (d) the representations and warranties of the Company and each other Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is so true and correct on and as of such earlier date and (e) no Default or Event of Default has occurred and is continuing.

13. Tax Matters.

(a) The Company hereby agrees that it will treat this Amendment as a “significant modification” (within the meaning of Treasury Regulation Section 1.1001-3) of the Tranche B Term Loans. The Company further agrees that it will determine whether or not the Tranche B Term Loans are traded on an established market and, if so, the fair market value of the Tranche B Term Loans, each within the meaning of Treasury Regulation Section 1.1273-2(f). The Company shall make the aforementioned determinations available to the Term Lenders within 90 days of the effective date of the Amendment in the manner provided for notices in Section 9.1 of the Credit Agreement.

(b) The Company hereby agrees that it will not treat this Amendment as a significant modification of the Revolving Loans.

14. Continuing Lenders’ Acknowledgments. Each Continuing Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document (including any amendments thereto) and each other document required to be approved by any Agent, a Majority in Interest of the Term Lenders or other requisite Term Lenders, as applicable, on the Amendment Effective Date.

15. Arranger Indemnity. The exculpatory, indemnification and other provisions set forth in Section 9.3 of the Amended Credit Agreement shall apply to each of Morgan Stanley Senior Funding, Inc., Citigroup Global Markets Inc., Goldman Sachs Lending Partners LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (each, an “Arranger” and collectively, the “Arrangers”) and its Related Parties as if such Arranger were named as an “Arranger” in such Section, and shall apply to their respective activities in connection with the arrangement and syndication of this Amendment and the other Credit Documents and transactions contemplated hereby, as well as all other activities as, or on behalf of, an Arranger of this Amendment.

16. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

17. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

18. Effectiveness. Subject to Section 10 of this Amendment, this Amendment shall become effective when it shall have been executed by the Administrative Agent and there shall have been delivered to the Administrative Agent counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto; provided that, notwithstanding anything to the contrary contained herein, this Amendment shall not become effective prior to December 23, 2013. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER GROUP LLC

By:	/s/ Richard K. Palmer
	Name:	Richard K. Palmer
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Assignment and Amendment]

CITIBANK, N.A., as Administrative Agent and a Lender

By:	/s/ Matthew Burke
Name: Matthew Burke
Title: Vice President

[Signature Page to Assignment and Amendment]

EXHIBIT A

TO AMENDMENT

ACKNOWLEDGMENT AND CONSENT

Reference is made to the ASSIGNMENT AND AMENDMENT, dated as of December 23, 2013 (the “Amendment”), among CHRYSLER GROUP LLC (the “Company”), the lenders party thereto and Citibank, N.A., as administrative agent (the “Administrative Agent”), under the Amended and Restated Credit Agreement, dated as of June 21, 2013 (as amended by the Amendment, the “Amended Credit Agreement”), among the Company, certain subsidiaries of the Company, as borrowing subsidiaries, the lenders party thereto, the Administrative Agent and Citibank, N.A., as collateral agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended Credit Agreement.

Each of the undersigned parties to the Guarantee and Collateral Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees or other obligations made by such party contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHRYSLER GROUP INTERNATIONAL LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

CHRYSLER GROUP INTERNATIONAL SERVICES LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

CHRYSLER GROUP REALTY COMPANY LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

CHRYSLER GROUP SERVICE CONTRACTS LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

CHRYSLER GROUP TRANSPORT LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

GLOBAL ENGINE MANUFACTURING ALLIANCE LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

CG CO-ISSUER INC., as a Guarantor and as a Grantor

By:
Name:
Title:

CHRYSLER INVESTMENT HOLDINGS LLC, as a Grantor

By:
Name:
Title:

AUTODIE LLC, as a Guarantor and as a Grantor

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent]

EXHIBIT B

TO AMENDMENT

POST-CLOSING DELIVERABLES

To the extent necessary to comply with the Collateral and Guarantee Requirement, an amendment or restatement of any existing Foreign Pledge Agreement, together with all documents ancillary thereto, and any existing Control Agreement, in each case, as required under the applicable local law in order to maintain perfection in the opinion of the applicable local counsel selected by the Company, in form and substance reasonably satisfactory to the Collateral Agent.